AXA Equitable Life Insurance Company

Supplement dated November 6, 2018 to the current prospectuses for:

•	Investment Edge
•	Investment Edge 15

This Supplement updates certain information in the most recent prospectus, and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide contracts owners with an application signed on or before October 22, 2018 with information regarding certain changes to the Prospectus. Please note the following changes:

1.	Reorganization of Ivy VIP Micro Cap Growth Portfolio

As previously disclosed in our supplement dated August 14, 2018, the Board of Trustees (Board) of Ivy Variable Insurance Portfolios (Trust) approved the reorganization of Ivy VIP Micro Cap Growth (Target Portfolio) into Ivy VIP Small Cap Growth (Acquiring Portfolio). The Board determined that it was in the best interest of the Target Portfolio and its shareholders to approve the submission of an Agreement and Plan of Reorganization (Plan) to shareholders of the Target Portfolio, in which substantially all of the assets of the Target Portfolio would be transferred to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio (Reorganization). The Target Portfolio and the Acquiring Portfolio are managed by Ivy Investment Management Company (IICO). The Acquiring Portfolio is pursuing an investment objective that is similar to that of the Target Portfolio and the investment manager continues to be IICO.

Under the Plan, shareholders of each class of the Target Portfolio would receive shares of a corresponding class of shares of the Acquiring Portfolio, equal in value to such shareholder’s investment in the Target Portfolio. The Reorganization is expected to be tax-free to shareholders for Federal income tax purposes.

On November 1, 2018, a shareholder meeting for the Target Portfolio approved the Reorganization, and the Reorganization took place in November 2, 2018.

2.	New Variable Investment Option

The variable investment option Ivy VIP Small Cap Growth is available to contracts owners with an application signed on or before October 22, 2018.

3.	Portfolios of the Trusts

The following information is added under “Portfolios of the Trusts” in “Contract features and benefits” in your Prospectus:

Ivy Variable Insurance Portfolios Portfolio Name	Objective	Investment Adviser (or Sub-Adviser(s), as applicable)
IVY VIP SMALL CAP GROWTH	To seek to provide growth of capital.	• Ivy Investment Management Company (IICO)

Please see “The Portfolios of the Trusts” in your Prospectus for more information.

Distributed by affiliate AXA Advisors, LLC and for certain contracts co-distributed by affiliate

AXA Distributors, LLC

1290 Avenue of the Americas

New York, NY 10104.

Copyright 2018 AXA Equitable Life Insurance Company. All rights reserved.

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

212-554-1234

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